UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/04/2005

OCTEL CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-13879

Delaware	98-0181725
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Global House, Bailey Lane, Manchester, M90 4AA
(Address of Principal Executive Offices, Including Zip Code)

011 44 161 498 8889
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Octel Corp. today announced the appointment of Mr James F. Lawler, aged 55, as Executive Vice President and Chief Financial Officer of the registrant with effect from August 1, 2005 in accordance with a resolution adopted by a meeting of the board dated August 1, 2005.

Mr Lawler has been acting in the capacity of Interim Chief Financial Officer of the corporation since May 9, 2005.

The material terms of Mr Lawler's appointment have not yet been finalised. Relevant information will be furnished on amended Form 8-K once determined.

The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 5.02, including the attached Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OCTEL CORP.

Date: August 04, 2005.	By:	/s/ Paul W. Jennings
Paul W. Jennings
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release announcing the appointment of James F Lawler as Executive Vice President and CFO